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                                                                    EXHIBIT 23.3

                         CONSENT OF SPECIAL TAX COUNSEL




Farmland Industries, Inc.:

We consent to the references to our firm in any previously filed document incorporated by reference in the Prospectus filed as part of this Registration Statement.

                                                              /s/ BRYAN CAVE LLP

                                                                  BRYAN CAVE LLP

June 23, 1998